2012 Annual Meeting

RUGGED, RELIABLE FIREARMS

Caution: Forward Looking Statements

Statements made in the course of this meeting that state the Company's or Management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings, including but not limited to the Company's reports on Form 10-K for the year ended December 31, 2011 and Form 10-Q for the fiscal quarter ended March 31, 2012. Copies of these documents may be obtained by contacting the Company or the SEC or on the Company website at www.ruger.com/corporate/ or the SEC website at www.sec.gov. Furthermore, the Company disclaims all responsibility to update forward-looking statements.

Investment Highlights

- 63 years as one of the world's leading firearms brands.
- Experienced and engaged Board of Directors.
- Strong management team.
- Strong market position in rifles, revolvers and pistols.
- We continue to outpace growth in the industry (NICs).
- Strong balance sheet; well positioned to take advantage of business opportunities as they arise.
- Improving fundamentals.

NYSE: RGR
Shares Outstanding: 19. 1 Million
Price: $55.14 (4/27/12)
Market Capitalization: $1.1 Billion

Company Profile

- Trailing 12-months (ending 3/31/12):
    - Sales: $360 million, Operating Profit: 20%, EPS: $2.48
- Manufacturing facilities in Newport, NH and Prescott, AZ.
- Engineering office in Enfield, CT.
- Corporate office in Southport, CT.
- 1,300 non-union employees, plus 400 temporary employees.
- Investment castings division.
- 2-step distribution, selling to 14 wholesale distributors.
- Firearms Products: (295 Catalog SKUs):

Rifles	Pistols	Revolvers
Single-Shot	Rimfire	Single-Action
Autoloading	Centerfire	Double-Action
Bolt-Action		
Modern Sporting		

R U G G E D, R E L I A B L E F I R E A R M S

RUGER

Financial and Operational Highlights

RUGER

Consolidated Operating Results (in Millions, except EPS)

	2012	2011			
	Q1	Q4	Q3	Q2	Q1
Revenues	$112.3	$93.2	$80.5	$79.6	$75.4
Gross Margin	$41.8	$30.2	$29.1	$28.5	$24.0
Operating Profit	$24.4 21.7%	$15.9 17.1%	$16.9 21.0%	$17.1 21.4%	$12.5 16.5%
EPS	$0.81	$0.55	$0.57	$0.57	$0.42

Comparison of Underlying Performance (in Thousands)

	2012	2011			
	Q1	Q4	Q3	Q2	Q1
Reported Operating Profit	$24,415	$15,926	$16,887	$17,062	$12,458
Adjustments					
LIFO	(71)	374	-	338	(590)
O/H Rate	405	(141)	369	314	158
D/L Rate	104	(189)	32	96	156
E&O reserve	(53)	260	141	(51)	(125)
Frozen DB Pension Plan	-	(236)	-	-	-
Dorr Demolition Costs	-	-	275	-	-
Severance	-	-	35	73	139
Retrofit Expenses	2	4	3	6	6
Total Adjustments	387	72	855	776	(256)
Adjusted Operating Profit	$24,802	$15,998	$17,742	$17,838	$12,202
	22%	17%	22%	22%	16%

Comparison of Underlying Performance (in Thousands)

	2012	2011			
	Q1	Q4	Q3	Q2	Q1
Reported Operating Profit	$24,415	$15,926	$16,887	$17,062	$12,458
Adjustments					
LIFO	(71)	374	-	338	(590)
O/H Rate	405	(141)	369	314	158
D/L Rate	104	(189)	32	96	156
E&O reserve	(53)	260	141	(51)	(125)
Frozen DB Pension Plan	-	(236)	-	-	-
Dorr Demolition Costs	-	-	275	-	-
Severance	-	-	35	73	139
Retrofit Expenses	2	4	3	6	6
Total Adjustments	387	72	855	776	(256)
Adjusted Operating Profit	$24,802	$15,998	$17,742	$17,838	$12,202
	22%	17%	22%	22%	16%

Q1 2012 Performance

	NICS	Distributor Sell-Through	Sales	Gross Margin	Earnings
Year-Over-Year Quarterly Comparison	+23%	+62%	+49%	+74%	+96%
Sequential Quarterly Comparison	(3%)	+58%	+21%	+39%	+53%

Return on Shareholders' Equity (in Millions)


$140
$120
$100
$80
$60
$40
$20
120%
100%
80%
60%
40%
20%
0%
$28
$40
2006
2007
2008
2009
2010
2011
= Net Income ($)

Return on Shareholders' Equity (in Millions)



$140
$120
$100
$80
$60
$40
$20
120%
100%
80%
60%
40%
20%
0%
$105
$126
2006
2007
2008
2009
2010
2011
= Net Income ($)
= Equity ($)

RUGGED, RELIABLE FIREARMS

RUGER

Return on Shareholders' Equity (in Millions)



$140
$120
$100
$80
$60
$40
$20
120%
100%
80%
60%
40%
20%
0%
32%
27%
2006
2007
2008
2009
2010
2011
= Net Income ($)
= Equity ($)
= ROE (%)

RUGGED, RELIABLE FIREARMS

RUGER

Return on Shareholders' Equity (in Millions)



$140
$120
$100
$80
$60
$40
$20
120%
100%
80%
60%
40%
20%
0%
89%
60%
2006
2007
2008
2009
2010
2011
= Net Income ($)
= Equity ($)
= ROE (%)
= ROE Adjusted for Cash (%)

RUGGED, RELIABLE FIREARMS

RUGER

Market Conditions

RUGER

Estimated Distributor Sell-Through (in Units)


500,000
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
Q1 2012 Sell-through has tripled from Q1 2007
Q1 Q2 Q3 Q4
2007
Q1 Q2 Q3 Q4
2008
Q1 Q2 Q3 Q4
2009
Q1 Q2 Q3 Q4
2010
Q1 Q2 Q3 Q4
2011
Q1
2012
= Distributor Sell-through

RUGGED, RELIABLE FIREARMS

RUGER

Bookings & Distributor Sell-Through (in Units)


1,200,000
1,000,000
800,000
600,000
400,000
200,000
2011 Shipments: 1,123,000
Q1 2012 Bookings: 1,200,000
Q1 Q2 Q3 Q4
2007
Q1 Q2 Q3 Q4
2008
Q1 Q2 Q3 Q4
2009
Q1 Q2 Q3 Q4
2010
Q1 Q2 Q3 Q4
2011
Q1
2012
= Distributor Sell-through
= Bookings

RUGGED, RELIABLE FIREARMS

RUGER

Trends in Retail Demand (in Thousands)


14,000
12,000
10,000
8,000
6,000
4,000
NICS Checks
1,150
950
750
550
350
Sell-through
2007
2008
2009
2010
2011
NICS 34% Growth

= Adjusted NICS Checks

The adjusted National Instant Criminal Background Check System data presented above was adjusted by the National Shooting Sports Foundation to eliminate background checks associated with permit checks rather than firearm sales.

RUGGED, RELIABLE FIREARMS

RUGER

Trends in Retail Demand (in Thousands)


14,000
12,000
10,000
8,000
6,000
4,000
NICS Checks
1,150
950
750
550
350
Sell-through
2007
2008
2009
2010
2011
Ruger 127% Growth
NICS 34% Growth

= Adjusted NICS Checks
= Distributor Sell-through

The adjusted National Instant Criminal Background Check System data presented above was adjusted by the National Shooting Sports Foundation to eliminate background checks associated with permit checks rather than firearm sales.

RUGGED, RELIABLE FIREARMS

RUGER

Quarterly Trends in Retail Demand (in Thousands)



4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
Adjusted NICS
500
450
400
350
300
250
200
150
100
50
Distributor Sell-through
461,000 units sold from distributors
to retailers in Q1 2012
58%
(3)%
Q1 Q2 Q3 Q4
2007
Q1 Q2 Q3 Q4
2008
Q1 Q2 Q3 Q4
2009
Q1 Q2 Q3 Q4
2010
Q1 Q2 Q3 Q4
2011
Q1
2012
= Adjusted NICS
= Distributor Sell-through

Market Share Movement

Product Category	2009	2010
Single-Action Revolvers	Maintained	Maintained
Double-Action Revolvers	Gained	Maintained
Rimfire Pistols	Maintained	Maintained
Centerfire Full-Size	Maintained	Maintained
Centerfire Compact	Gained	Gained
Mini-14 Rifles	Maintained	Maintained
Bolt-Action Rifles	Maintained	Lost
Rimfire Rifles	Gained	Maintained
Modern Sporting Rifles	Gained	Maintained

Market Share Movement

Product Category	2009	2010	2011
Single-Action Revolvers	Maintained	Maintained	Maintained
Double-Action Revolvers	Gained	Maintained	Gained
Rimfire Pistols	Maintained	Maintained	Maintained
Centerfire Full-Size	Maintained	Maintained	Gained
Centerfire Compact	Gained	Gained	Gained
Mini-14 Rifles	Maintained	Maintained	Maintained
Bolt-Action Rifles	Maintained	Lost	Gained
Rimfire Rifles	Gained	Maintained	Gained
Modern Sporting Rifles	Gained	Maintained	Maintained

(Based on Management Estimates and Distributor Commentary)

New Product Development

New Product Impact: 2010 - Q1 2012


2010
25%
75%
= New Products
= Mature

RUGER

New Product Impact: 2010 - Q1 2012


2010
25%
75%
2011
30%
70%
= New Products
= Mature

RUGER

New Product Impact: 2010 - Q1 2012


2010
25%
75%
2011
30%
70%
Q1 2012
37%
63%
= New Products
= Mature

RUGER

Highlighted New Products: 2011 & YTD 2012

5 New Platform Products

Ruger American Rifle / SR22 / LC9 / Gunsite Scout Rifle / SR1911

13 New Product Derivatives

Including the 22/45 Lite, 10/22 Takedown, LCR in .22 LR

LaserMax LCP & LC9, Single-Ten, SR40c & BX-25 Magazine

36 Distributor Specials

Including the NRA LCP, Gold & Silver Additions of the LCP & LC9, Colored Frame LCRs

RUGER

RUGER®

2012 New Products to Date

RUGGED, RELIABLE FIREARMS

RUGER AMERICAN RIFLE™



RUGGED, RELIABLE FIREARMS

RUGER®


SR22
RUGER - PRESCOTT, AZ USA SR22P .22LR
THE RUGER®
SR22™
RUGGED, RELIABLE FIREARMS
RUGER®


RUGER®
10/22
TAKEDOWN™
RUGGED, RELIABLE FIREARMS
RUGER®



THE RUGER 22/45

LITE™

RUGGED, RELIABLE FIREARMS

RUGER

RUGER®

2011 New Products Introductions

RUGGED, RELIABLE FIREARMS


THE RUGER® GUNSITE
SCOUT RIFLE
RUGGED, RELIABLE FIREARMS
RUGER


RUGER
THE RUGER®
LC9™
RUGGED, RELIABLE FIREARMS
RUGER


.45 AUTO
PRESCOTT AZ
670-02465
RUGER
SR1911
THE RUGER®
SR1911™
RUGGED, RELIABLE FIREARMS
RUGER


THE RUGER®
SR-556E®
RUGGED, RELIABLE FIREARMS
RUGER


THE RUGER®
BX-25®
GENUINE RUGER® FACTORY MAGAZINE
25 SHOT
RUGER® BX-25™
NEWPORT, NH USA
RUGGED, RELIABLE FIREARMS
RUGER


THE RUGER®
SINGLE-TEN™
REVOLVER
RUGGED, RELIABLE FIREARMS
RUGER


THE RUGER®
77/357™ RIFLE
RUGGED, RELIABLE FIREARMS
RUGER®


THE RUGER®
SR40c™
.40 S&W
RUGER
PRESCOTT, AZ USA
343-02013
RUGGED, RELIABLE FIREARMS
RUGER®


THE RUGER® LCP® AND LC9™
WITH LASERMAX CENTERFIRE™ LASERS
RUGGED, RELIABLE FIREARMS
RUGER


THE PERFECT 4"
"KIT GUN" COMES IN
TWO GREAT CALIBERS.
THE RUGER® SP101® in .22 LR
THE RUGER® SP101® in .357 Mag.
RUGGED, RELIABLE FIREARMS
RUGER



THE RUGER® LCR IN .22 LR

RUGGED, RELIABLE FIREARMS

RUGER

Recognition & Media Coverage

RUGER



4x HANDGUN OF THE YEAR
LCP®
LCR®
SR9c™
LC9®
SHOOTING INDUSTRY ACADEMY OF EXCELLENCE
2008 Handgun of the Year
2009 Handgun of the Year
2010 Handgun of the Year
2011 Handgun of the Year
RUGGED, RELIABLE FIREARMS
RUGER



THE RUGER® GUNSITE
SCOUT RIFLE
2011 RIFLE OF THE YEAR
SHOOTING INDUSTRY ACADEMY OF EXCELLENCE
2011 Rifle of the Year
RUGGED, RELIABLE FIREARMS
RUGER

Editorial Coverage



SELF-DEFENSE & THE LAW
FLIGHT EQUALS GUILT
Legal Risks Of Fleeing The Scene
3 Real-Life Cases
COMBAT HANDGUNS
Ruger/LaserMax
LC9 9x19
Micro Defender
Centerfire Laser System
17.6-Ounce Weight
2"/45' Accurate
HOME INVASION AFTERMATH
When Survival Isn't Enough!
5.56 MEGA PISTOL
DoubleStar Star-15
DEEP COVER CARRY
Reality Vs. Myth
TIMBERWOLF G34
Custom 17+1 9mm
EXCLUSIVE
SIG P224 MICRO .40
SPRINGFIELD XD^S .45 ACP
NEW BREED FIREPOWER
Ruger LCP .380 ACP
Bersa BP9 CC 9mm
Colt Rail .45 ACP
IT HAPPENED TO ME
"I've Got A Gun! Don't Make Me Use It!"
Woman Stops Sex Offender's Assault
GUN TESTS
DOUBLESTAR STAR-15 5.56 MM
RUGER LCP 9MM
BERSA BP9 CC 9MM
SIG SAUER P224 .40 S&W
TIMBERWOLF G34 9MM
RUGER LCP .380 ACP
CHARTER ARMS OFF DUTY .38 SPECIAL



LIGHT LOADS FOR 12s AND 20s
THE .223: BEST BET FOR HOME DEFENSE?
GUNS&AMMO
EXCLUSIVE!
RUGER'S ROCKIN' RIMFIRES
.22S FOR 2012
SR22
LCR-22
TARAWA 1943
Garand vs. Arisaka
THE HUMPBACK'S BACK
Browning Updates the Classic Auto-5
STOCK OPTIONS FOR ARs
Investments in Efficiency
BODDINGTON
Legendary African Rifles

Editorial Coverage



6 HOME-D SHOTGUNS UNDER $500
GUN WORLD
RUGER'S SP101 WHEELGUN
SMALL-FRAME REVOLVER WITH MAGNUM FIREPOWER
AIMPOINT'S NEW P.R.O.
RUGGED, FAST, PRECISE
COMBAT SCATTERGUN
SRM'S 16-SHOT SEMI-AUTO
RRA'S PDS CARBINE
COMBINES THE TOP FEATURES OF AKS & ARS
DANGEROUS-GAME STOPPER
WINCHESTER'S MODEL 70 SAFARI EXPRESS IS BACK
TRAIN WITH THE BEST
COR-BON'S L. E. FACILITY NOW OPEN TO CIVILIANS



COOLEST NEW GUNS FOR 2012
SHOOTING TIMES
RUGER'S AMERICAN
$449
100 NEW MODELS
• RIFLES
• HANDGUNS
7MM REM. MAG.
STILL AMERICA'S FAVORITE
HIT HARDER, HIT FARTHER
BLACK HILLS
5.56 NATO
MK262 MOD. 1 AMMO

Editorial Coverage



SHEDDING LIGHT ON THE 6.8 CHAMBER ISSUE
IO'S COOL NEW U.S.-MADE AK
JOHN WAYNE & THE WINCHESTER LOOP
PETERSEN'S
RIFLESHOOTER
www.rifleshootermag.com
ALL AMERICAN
RUGER'S GREAT NEW RIFLE FOR UNDER $500
EXCLUSIVE!
BIG GAME BULLET GUIDE
TOP WEIGHTS FOR POPULAR CALIBERS
BALLISTIC COEFFICIENT
WHAT IT IS, WHY IT MATTERS
.22 AR-15 CONVERSIONS
TESTING THE EFFECTS OF TWIST
JULY/AUGUST 2012
RIFLE REPORTS
• SAVAGE BEAR HUNTER
• BENELLI MR1 COMFORTECH



RIFLE
FIREPOWER
★ FIRST LOOK ★
Ruger's New AMERICAN DREAM!
• Deadly To 700+ Yds
• 100% USA Made
• Under $450
LONG-RANGE HUNTERS
DO-IT-ALL SEMI-AUTOS, BOLTS & LEVERS
ACCURATE ORDNANCE CUSTOM .308 SNIPER
SAVAGE .300 WSM BRUIN BEATER
MAX OUT YOUR TERMINAL BALLISTICS
SPRINGFIELD'S M1A WARHORSE GOES HUNTING
RIMFIRE REPORT
CZ-USA 512 MODULAR .22LR
Semi-Auto Plinkmaster!
CENTER PUNCH MOVING TARGETS AT 75 YARDS!
FIELD TESTS
Mossberg 464 Marinecote • Marlin 1895SBL • Browning X-Bolt Micro Midas
Stag Arms 3G • T/C Dimension • Springfield M1A Mossy Oak • CZ USA 512

Web Editorial Coverage



Gunblast.com
THE Online Gun Magazine!
Since 2000
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Ruger 22/45 LITE Lightweight 22 Long Rifle Semi-Au
by Jeff Quinn
photography by Jeff Quinn & Boge Quinn
April 12th, 2012
Ruger 22/45 LITE Lightweight 22 Long Rifle Semi...



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http://www.tactical-life.com/online/combat-handguns/lasermax-ruger-duo/
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1 MILLION GUN CHALLENGE TO BENEFIT THE NRA™

Sturm, Ruger & Company, Inc. has pledged to donate $1 for each new Ruger firearm sold between the 2011 and 2012 NRA Annual Meetings, with the goal of giving $1,000,000. Ruger's donation will benefit the NRA Institute for Legislative Action (NRA-ILA). Established in 1975, NRA-ILA is committed to preserving the right of all law-abiding individuals to purchase, possess and use firearms for legitimate purposes as guaranteed by the Second Amendment to the U.S. Constitution.

RUGGED, RELIABLE FIREARMS

RUGER

THE RUGER®

~~1~~ 1.2 MILLION GUN CHALLENGE



RUGER
2012
NRA National Rifle Association
$ 1,253,700.00
1 MILLION GUN CHALLENGE
WE DID IT!



1,253,700 Firearms
1,200,000
~~1,000,000~~
0

RUGGED, RELIABLE FIREARMS

RUGER

Liquidity

RUGER

Inventory Reduction (in Millions)


$100
$80
$60
$40
$20
2006
2007
2008
2009
2010
2011
= Raw Materials & WIP
= Finished Goods

RUGGED, RELIABLE FIREARMS

RUGER

Inventory Turns


$100
$80
$60
$40
$20
2006
2007
2008
2009
2010
2011
5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
Inventory Turns
= Raw Materials & WIP
= Finished Goods
= Inventory Turns

RUGGED, RELIABLE FIREARMS

RUGER

Inventory Reduction (in Millions)



$100
$80
$60
$40
$20
If inventory turns had not improved, inventory would have been approximately $15 million greater from 2010.
5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
Inventory Turns
2006
2007
2008
2009
2010
2011
= Raw Materials & WIP
= Finished Goods
= Inventory Turns
= Inventory Reduced by Increased Turns

R U G G E D, R E L I A B L E F I R E A R M S

RUGER

Finished Goods Inventory (in Units)



140,000
120,000
100,000
80,000
60,000
40,000
20,000
Q1 Q2 Q3 Q4
2007
Q1 Q2 Q3 Q4
2008
Q1 Q2 Q3 Q4
2009
Q1 Q2 Q3 Q4
2010
Q1 Q2 Q3 Q4
2011
Q1
2012
= Distributor
= Ruger

R U G G E D, R E L I A B L E F I R E A R M S

RUGER

2011 Capital Allocation (in Millions)


$2.0
$8.2
$22.1
$23.4
= Capital Expenditures
= Increased Corporate Cash
= Share Repurchases
= Dividends

Capital Expenditures (in Millions)


$25
$20
$15
$10
$5
2005
2006
2007
2008
2009
2010
2011
2012
(Projected)

2011 Capital Expenditures (in Millions)



$3.7
$2.6
$15.8
= New Products
= Infrastructure
= Other

Shares Outstanding (in Millions)



30
25
20
15
10
5
0
2006
2007
2008
2009
2010
2011
2012

Since September 2006, we repurchased 8.6 million shares (32% of the shares outstanding as of September 2006) for $63 million, an average repurchase price of $7.36 per share.

TTM EPS vs. Stock Price



$2.50
$2.00
$1.50
$1.00
$0.50
EPS
$45
$40
$35
$30
$25
$20
$15
$10
$5
Stock Price
Q1 Q2 Q3 Q4
2009
Q1 Q2 Q3 Q4
2010
Q1 Q2 Q3 Q4
2011
Q1
2012
= TTM EPS
= Stock Price

R U G G E D, R E L I A B L E F I R E A R M S

RUGER

EBITDA Multiple vs. Stock Price



10
8
6
4
2
Multiple
$45
$40
$35
$30
$25
$20
$15
$10
$5
Stock Price
Q1 Q2 Q3 Q4
2009
Q1 Q2 Q3 Q4
2010
Q1 Q2 Q3 Q4
2011
Q1
2012
= EBITDA Multiple
= Stock Price

Stock Repurchase Guideline

- If the earnings multiple remains flat, then the improvement in EPS from a stock repurchase is essentially offset by the decline in cash or increase in debt. The stock price should not change. The loyal shareholders who remain invested do not see their share price improve, but they do have a weaker balance sheet.
- Therefore, the Company should only repurchase shares if it believes that the earnings multiple is unfairly low and will materially improve in the future.
- Note: The analytic model for evaluating new investments in the Company stock by outside investors is very different than the analytic model for evaluating stock repurchases by the Company, where the focus is on improving value for the loyal shareholders who remain invested.

Cash Balance (in Millions)


$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$96 million
Since January 2011, major cash outflows included:
Capital Expenditures: $25 million
Dividends: $12 million
Stock Repurchased: $2 million
2009
2010
2011
2012
= Cash Balance

Cash Balance (in Millions)


$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$96 million
Since January 2011, major cash outflows included:
Capital Expenditures: $25 million
Dividends: $12 million
Stock Repurchased: $2 million
During that time, we increased our cash holdings by $38 million.
2009
2010
2011
2012
= Cash Balance

RUGER

Investor Communications

We anticipate releasing 2012 quarterly earnings and holding investor conference calls on the following dates:

Period	Earnings Release	Conference Call
Q2 2012	August 1, 2012	August 2, 2012
Q3 2012	October 31, 2012	November 1, 2012
Q4 2012	February 28, 2013	March 1, 2013

RUGER

Investment Highlights

- 63 years as one of the world's leading firearms brands.
- Experienced and engaged Board of Directors.
- Strong management team.
- Strong market position in rifles, revolvers and pistols.
- We continue to outpace growth in the industry (NICs).
- Strong balance sheet; well positioned to take advantage of business opportunities as they arise.
- Improving fundamentals.

NYSE: RGR
Shares Outstanding: 19. 1 Million
Price: $55.14 (4/27/12)
Market Capitalization: $1.1 Billion

Questions

Caution: Forward Looking Statements

Statements made in the course of this meeting that state the Company's or Management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings, including but not limited to the Company's reports on Form 10-K for the year ended December 31, 2011 and Form 10-Q for the fiscal quarter ended March 31, 2012. Copies of these documents may be obtained by contacting the Company or the SEC or on the Company website at www.ruger.com/corporate/ or the SEC website at www.sec.gov. Furthermore, the Company disclaims all responsibility to update forward-looking statements.

RUGGED, RELIABLE FIREARMS

RUGER

RUGER®

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RUGGED, RELIABLE FIREARMS